SHELTON BDC INCOME FUND
Portfolio of Investments (Expressed in U.S. Dollars) March 31, 2019

Security Description	Shares	Value
Common Stock (99.93%)

Financial (99.93%)
Diversified Financial Services (2.14%)
Newstar Financial Inc CVR(a)	100,410	$70,287
		70,287
Investment Company (97.79%)
Apollo Investment Corp	12,676	85,563
Ares Capital Corp	42,261	455,574
Barings BDC Inc	31,700	237,116
BlackRock TCP Capital Corp	17,800	111,250
FS KKR Capital Corp	93,900	281,700
Goldman Sachs BDC Inc	7,780	95,927
Golub Capital BDC Inc	13,750	172,700
Hercules Capital Inc	16,750	127,970
Main Street Capital Corp	9,200	188,692
Medley Management Inc	18,639	12,667
New Mountain Finance Corp	18,000	122,400
Oaktree Strategic Income Corp	36,463	202,005
Owl Rock Capital Corp	15,875	183,198
Saratoga Investment Corp	20,000	405,200
Solar Capital Ltd	15,729	183,086
TPG Specialty Lending Inc	22,900	318,768
TriplePoint Venture Growth BDC Corp	4,728	27,139
		3,210,955

Total Common Stock (Cost $4,781,070)		3,281,242

Total Investments (Cost $5,276,070)(a) (99.93%)		3,281,242
Other Net Assets (0.07%)		2,307
Net Assets (100.00%)		$3,283,549

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 2.14% of net assets. The total value of the fair value security is $70,287.

(b)	Aggregate cost for federal income tax purpose is $5,344,245

At March 31, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$16,066
Unrealized depreciation	(2,079,069)
Net unrealized depreciation	$(2,063,003)